Filed Pursuant to Rule 497(e)
Registration No. 333-124430

KEELEY FUNDS, INC.

Supplement dated April 5, 2019 to the

Prospectus dated January 28, 2019

KEELEY Small Cap Value Fund

Class (A) Shares: KSCVX

Class (I) Shares: KSCIX

This supplement amends the Prospectus of the Keeley Funds dated January 28, 2019.

We are pleased to announce that on April 4, 2019, the Board of Directors (the “Board”) of Keeley Funds, Inc. (the “Corporation”) approved: (1) a plan of reorganization (the “Reorganization”) whereby the Keeley Small Cap Value Fund (the “Small Cap Value Fund”) will be reorganized into the Keeley Small Cap Dividend Value Fund (the “Small Cap Dividend Value Fund”) (each, a “Fund,” and together, the “Funds”); and (2) the subsequent liquidation and dissolution of the Small Cap Value Fund, effective on or about June 7, 2019. The Reorganization, which is expected to be tax free to the shareholders of the Small Cap Value Fund and which is subject to a number of closing conditions, will entail the transfer of all of the assets and liabilities of the Small Cap Value Fund to the Small Cap Dividend Value Fund in exchange for shares of the Small Cap Value Fund, as appropriate. Shareholders of the Small Cap Value Fund will then receive shares of the Small Cap Dividend Value Fund equivalent in aggregate net asset value to the aggregate net asset value of their shares in the Small Cap Value Fund at the time of the Reorganization. The Small Cap Value Fund will then be liquidated and dissolved. The Reorganization is expected to occur on or about June 7, 2019. In accordance with the applicable regulatory requirements, the Reorganization only needs to be approved by the Board; consequently, shareholders of each Fund will not be asked to approve the Reorganization.

The Reorganization will not affect the value of your account in the Small Cap Value Fund at the time of the Reorganization. Keeley-Teton Advisors, LLC (“Keeley Teton”), the Keeley Funds’ investment adviser, has agreed to assume the costs of the Reorganization.

Prior to the Reorganization, Keeley-Teton will continue to manage the Small Cap Value Fund in the ordinary course. The Small Cap Dividend Value Fund is also managed by Keeley-Teton, and Mr. Thomas E. Browne, Jr., is the Lead Portfolio Manager of the Small Cap Dividend Value Fund. The Small Cap Value Fund and Small Cap Dividend Value Fund have the same investment objective of capital appreciation, the same investment policies and the same investment strategies, with the exception that the Small Cap Value Fund does not limit its investment universe to companies defined as “dividend-paying.”

In approving the Reorganization, the Board considered detailed information provided by Keeley Teton. The Board, including all of the Directors who are not “interested persons” of the Corporation (as that term is defined in the 1940 Act) (the “Independent Directors”), carefully considered the Reorganization and determined unanimously that: (1) the Reorganization is in the best interests of the Small Cap Value Fund and the Small Cap Dividend Value Fund shareholders; (2) the Reorganization should not result in a dilution of the interests of shareholders of either Fund; and (3) shareholders of both Funds may benefit over time from enhanced potential for increased economies of scale associated with increased assets, including the potential for decreased total annual portfolio operating expenses.

Existing shareholders of the Small Cap Value Fund may purchase and redeem shares of the Small Cap Value Fund in the ordinary course through the closing date of the Reorganization, as set forth in the Keeley Funds’ prospectus. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the Small Cap Dividend Value Fund. If you have questions about the Reorganization you may contact the Keeley Funds at 1-800-422-3554.

Comparison of Fees and Expenses

The following discussion describes and compares the fees and expenses of the Funds. Expenses of the Funds are based upon the operating expenses as of December 31, 2018. Pro forma fees show estimated expenses of the Small Cap Dividend Value Fund after giving effect to the proposed Reorganization. Pro forma numbers are estimated in good faith and are hypothetical.

Class A1	Small Cap Value Fund	Small Cap Dividend Value Fund	Small Cap Dividend Value Fund Pro Forma Combined
Management Fees	1.00%	1.00%	0.97%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.19%	0.25%	0.18%
Acquired Fund Fees and Expenses	0.00%	0.12%	0.02%

Total Annual Portfolio Operating Expenses	1.44%	1.62%	1.42%
Fee Waiver and/or Expense Reimbursement[2]	-0.04%	-0.21%	-0.11%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.40%	1.41%	1.31%

Class I	Small Cap Value Fund	Small Cap Dividend Value Fund	Small Cap Dividend Value Fund Pro Forma Combined
Management Fees	1.00%	1.00%	0.97%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.19%	0.25%	0.18%
Acquired Fund Fees and Expenses	0.00%	0.12%	0.02%

Total Annual Portfolio Operating Expenses	1.19%	1.37%	1.17%
Fee Waiver and/or Expense Reimbursement[2]	-0.04%	-0.21%	-0.11%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	1.16%	1.06%

1 Class A Shares have a maximum 4.50% sales load.

2 For each of the Funds, Keeley Teton has contractually agreed to waive a portion of its management fee or reimburse each Fund to the extent that total ordinary operating expenses during the current fiscal year as a percentage of average net assets for the Small Cap Value Fund and Small Cap Dividend Value Fund exceed 1.39% and 1.29% for Class A Shares, respectively, and 1.14% and 1.04% for Class I Shares, respectively. The waiver excludes expenses related to taxes, interest charges, dividend expenses incurred on securities that a Fund sells short, litigation expenses, other extraordinary expenses, any costs that the Fund incurs from investments in other investment companies, and brokerage commissions and other charges relating to the purchase and sale of the Funds’ portfolio securities. However, the repayment of previously waived expenses is limited to amounts that do not cause the aggregate operating expenses of the Funds to exceed the current expense cap or the expense cap in place at the time the waiver was generated. The waiver is in effect through February 28, 2020, and the Adviser cannot discontinue the agreement prior to its expiration.

The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and reflect what you would pay if you redeemed all of your shares at the end of each time period shown or if you continued to hold them. The examples also assume that your investment has a 5% return each year, that each Fund’s operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower than those shown.

	Small Cap Value Fund		Small Cap Dividend Value Fund		Small Cap Dividend Value Fund – Pro Forma Combined
Expenses After	Class A	Class I	Class A	Class I	Class A	Class I
1 Year	$586	$117	$587	$118	$577	$108
3 Years	$881	$374	$919	$413	$869	$361
5 Years	$1,198	$650	$1,273	$730	$1,181	$633
10 Years	$2,093	$1,440	$2,269	$1,628	$2,066	$1,411

Please retain this Supplement for reference.

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